Dear Shareholder:

As we completed our first year of operations this fall, I would like to personally thank every one of you for your continued support and confidence in the fund, LEBOX.  Launching a fund into the economic abyss that was September-October 2008 has been challenging to say the least.  Witnessing the market devastation in March of this year, then followed by a historic up move in stocks through September has given us quite a ride.  Our investments though performed as expected and along our stated goals.  First and foremost, the fund is designed to protect capital and we did that.  During the dramatic sell-off that began with the worst January in market history and sank into multi-year lows in March, our fund was down around 11% versus most of the major markets falling 40+%.  As stocks regained their footing, LEBOX did as well and is now solidly in the plus column for 2009.

Our second stated goal of the fund is to provide income from our investments and we are proud to say that at the end of September 2009, we paid our fourth quarterly dividend to shareholders.  The goal of the fund is to pay 6% of the fund in a combination of stock dividends and capital appreciation yearly, with the largest dividend paid at the end of the year in December.  Many of you reinvest dividends, which is a great way to compound returns of the fund.

The third strategy of LEBOX is to provide growth in capital above and beyond the dividend yield.  We do this by using fundamental research to find and invest in companies that we believe can continue to either prudently reinvest their earnings or provide income.  We treat the companies we own as predictable income generating machines that pay us “rent” when we sell options to sell their shares to other market participants.

Going forward, the present conditions of the markets are unusual to say the least.  The US government has taken extraordinary measures to save the financial system.  By flooding the market with dollars and by keeping interest rates at near zero percent, the short-term collapse of Wall Street has been averted.  In doing so though, the possibility of much higher inflation, a rapid increase in interest rates, and a tepid economic recovery are definitely quite possible.  As the roller coaster ride of the past 14 months subsides though, we believe the fund is well-positioned to benefit from the continued de-leveraging of the US and the chance for a sideways market as valuations adjust to the new economic landscape.  Thank you once again for your support and we look forward to serving the interests of every shareholder for the years to come.

Sincerely,

Leigh Baldwin

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling

1-315-655-2964.   Please read it carefully before you invest or send money.